FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 1, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

Item 5: OTHER EVENTS

    Beginning July 27, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended July 1, 1995 (fiscal June), together with projected financial information for similar periods as contained in the Company's plan for the year ending January 27, 1996 (the "Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunc-tion with the Company's Form 10-K for fiscal 1994 and Form 10-Q for the first quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated June 8, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the four weeks and
                            22 weeks ended July 1, 1995 (fiscal June)

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date: July 26, 1995             By:    /s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                                      JUNE INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995    |        1994
                                                      JUNE            JUNE    |        JUNE
                                                     ACTUAL           PLAN    |       ACTUAL
                                                                              |
                                                                              |
Gross Sales                                          50,550          50,262   |       52,105
Less: Lease department sales                          1,798           1,979   |        2,075
Net Sales                                            48,752          48,283   |       50,030
                                                                              |
FIFO Gross Margin                                    12,500          12,606   |       12,055
 % to Sales                                           25.64%          26.11%  |        24.10%
                                                                              |
Leased Department Income                                353             351   |          365
SG&A                                                 12,579          12,715   |       12,430
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                       274             242   |          (10)
_________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          (265)           (246)  |          803
Interest Expense                                        573             507   |          501
LIFO Expense (Benefit)                                  (50)            100   |           50
Reorganization Costs                                   -               -      |        1,210
Non-cash Income Tax Expense (Benefit)                     6             (45)  |         -
________________________________________________________________________________________
NET INCOME (LOSS)                                        10             (74)  |       (2,574)
________________________________________________________________________________________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                                 JUNE YTD INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995    |        1994
                                                      JUNE            JUNE    |        JUNE
                                                      YTD             YTD     |        YTD
                                                     ACTUAL           PLAN    |       ACTUAL
                                                                              |
                                                                              |
Gross Sales                                          277,862         276,380  |       294,125
Less: Lease department sales                           9,225           9,469  |         9,995
Net Sales                                            268,637         266,911  |       284,130
                                                                              |
FIFO Gross Margin                                     65,478          66,138  |        70,781
 % to Sales                                            24.37%          24.78% |         24.91%
                                                                              |
Leased Department Income                               1,942           1,931  |         2,057
SG&A                                                  63,429          63,656  |        67,629
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                      3,991           4,413  |         5,209
____________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          1,282           1,310  |         4,073
Interest Expense                                       1,903           1,713  |         2,928
LIFO Expense (Benefit)                                  (364)           (164) |           304
Reorganization Costs                                   3,847           3,847  |        61,668
Non-cash Income Tax Expense (Benefit)                    239             385  |          -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    (2,916)         (2,678) |       (63,764)
____________________________________________________________________________________________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Reorganization Costs for 1994 included a $55,000 provision to close 59 stores in the second quarter of 1994.
Note (3):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                                      BALANCE SHEETS
(Amounts in 000's)

                                                      1995           1995     |        1994
                                                      JUNE           JUNE     |        JUNE
                                                     ACTUAL          PLAN     |       ACTUAL
            ASSETS                                                            |
                                                                              |
CASH                                                     646             700  |         4,169
INVENTORIES                                          181,842         171,014  |       178,050
OTHER CURRENT ASSETS                                  16,274          16,405  |        25,964
                                                     _______         _______  |       ______
TOTAL CURRENT ASSETS                                 198,762         188,119  |       208,183
                                                                              |
NET PROPERTY                                             678           1,534  |        39,299
                                                                              |
LONG TERM ASSETS                                        -               -     |         7,047
                                                                              |
TOTAL ASSETS                                         199,440         189,653  |       254,529
                                                     =======         =======  |       =======
                                                                              |
        LIABILITIES & EQUITY                                                  |
ACCOUNTS PAYABLE                                      25,598          26,094  |        23,873
SHORT-TERM DEBT                                       70,947          62,695  |         3,117
OTHER CURRENT LIABILITIES                             28,810          26,321  |        68,097
                                                     _______         _______  |       _______
  TOTAL CURRENT LIABILITIES                          125,355         115,110  |        95,087
                                                                              |
PRE-PETITION CLAIMS                                     -               -     |       198,129
EXCESS OF ASSETS OVER VALUE                           31,488          31,489  |          -
OTHER LIABILITIES                                      5,601           5,695  |         7,310
DEFERRED INCOME                                        1,368           1,347  |         1,672
STOCKHOLDERS' EQUITY (DEFICIT)                        35,628          36,012  |       (47,669)
                                                                              |
TOTAL DEBT & EQUITY                                  199,440         189,653  |       254,529
                                                     =======         =======  |       =======
Note (1):  The 1995 actual and planned inventories are for 113 stores, including
           7 that will be closed during the second quarter of 1995. The 1994 inventories are for 172 stores, including 59 stores that were closed in the second quarter of 1994.
Note (2):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                            JUNE YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995           1995     |        1994
                                                      JUNE           JUNE     |        JUNE
                                                      YTD             YTD     |        YTD
                                                     ACTUAL          PLAN     |       ACTUAL
                                                                              |
Net earnings (loss)                                   (2,916)         (2,678) |       (63,764)
Closed store provision                                  -               -     |        55,000
Non-cash income tax expense (benefit)                    239             385  |          -
Other                                                    918           1,021  |         4,072
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY OPERATIONS                                            |
BEFORE ASSET & LIABILITY CHANGES                      (1,759)         (1,272) |        (4,692)
                                                                              |
(Inc.) dec. in  Inventories                          (36,793)        (25,663) |        24,796
Inc. (dec.) in Accounts Payable                        2,090           2,813  |       (16,678)
All other                                             (5,887)         (7,484) |         9,361
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY OPERATIONS                   (42,349)        (31,606) |        12,787
                                                                              |
INVESTING ACTIVITIES                                  (1,187)         (1,869) |            65
                                                                              |
FINANCING ACTIVITIES                                                          |
Proceeds (payments) of pre-petition claims           (29,030)        (33,016) |       (22,759)
Proceeds (payments) of short-term debt                70,347          62,095  |         3,117
Capital lease payments                                  (381)           (506) |          (995)
Other                                                  1,896           4,252  |            (1)
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY FINANCING                     42,832          32,825  |       (20,638)
                                                                              |
(DECREASE) INCREASE IN CASH                             (704)           (650) |        (7,786)
                                                     ========        ======== |       ========

Note (1):  The 1995 actual and planned net losses are for 106 stores.  The 1994 actual net loss is for 113 stores.
Note (2):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.